Exhibit 4.2

13% Senior Secured Notes due 2018

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OR TRANSFER. EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (c) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF APPLICABLE) OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE SECURITIES LAWS OF ANY OTHER JURISDICTION (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY IF THE COMPANY SO

REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.

THIS SECURITY IS A REGULATION S TEMPORARY GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE. EXCEPT IN THE CIRCUMSTANCES DESCRIBED IN THE INDENTURE, NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL NOTE MAY BE MADE FOR AN INTEREST IN THE RESTRICTED GLOBAL NOTE. NO EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL NOTE MAY BE MADE FOR AN INTEREST IN THE REGULATION S GLOBAL NOTE EXCEPT (A) ON OR AFTER THE TERMINATION OF THE DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AND (B) UPON DELIVERY OF THE OWNER NOTES CERTIFICATION AND THE TRANSFEREE NOTES CERTIFICATION RELATING TO SUCH INTEREST IN ACCORDANCE WITH THE TERMS OF THE INDENTURE.

UNTIL 40 DAYS AFTER THE COMMENCEMENT OF THE OFFERING OF THE 13% SENIOR SECURED NOTES, AN OFFER OR SALE OF THE 13% SENIOR SECURED NOTES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED IN THE SECURITIES ACT) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

THIS 13% SENIOR SECURED NOTES WERE ISSUED WITH ORIGINAL ISSUE DISCOUNT, AS DEFINED IN SECTIONS 1272, 1273, AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE COMPANY WILL, BEGINNING NO LATER THAN TEN (10) DAYS AFTER THE ISSUE DATE, PROMPTLY PROVIDE TO HOLDERS OF THE 13% SENIOR SECURED NOTES UPON REQUEST THE ISSUE PRICE, THE ISSUE DATE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT AND THE YIELD TO MATURITY WITH RESPECT TO THE 13% SENIOR SECURED NOTES. FOR SUCH INFORMATION. PLEASE CONTACT PAUL I. DETW1LER, III, PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY OF THE COMPANY, AT 814-766-2211.

No. S-1	CUSIP NO. U64159 AB9

New Enterprise Stone & Lime Co., Inc.

promises to pay to Cede & Co. or registered assigns, the principal sum of SEVEN HUNDRED SEVENTY-FIVE THOUSAND Dollars ($ 775,000) on March 15, 2018.

Interest Payment Dates: March 15 and September 15 beginning September 15, 2012

Record Dates: March 1 and September 1

Reference is made to further provisions of this 13% Senior Secured Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this 13% Senior Secured Note shall not be entitled to any benefits under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

NEW ENTERPRISE STONE & LIME CO., INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	President, Chief Financial Officer, Secretary

This is one of the 13% Senior Secured Notes
referred to in the within-mentioned Indenture:

Dated:	March 15, 2012

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Trustee

By:	/s/ Lynn M. Steiner

[Signature page to Regulation S Global Note]

13% Senior Secured Notes due 2018

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)           Interest.

(a)           New Enterprise Stone & Lime Co., Inc., a Delaware corporation, or its successor (together, “NESL” or the “Company”), promise to pay interest on the principal amount of this 13% Senior Secured Note as described below. NESL will pay interest in United States dollars (except as otherwise provided herein) semiannually in arrears on March 15 and September 15, commencing on September 15, 2012 or if any such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”). Interest on the 13% Senior Secured Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from March 15, 2012 (except as otherwise provided below with respect to PIK Notes); provided that if there is no existing Default or Event of Default in the payment of interest, and if this 13% Senior Secured Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date (but after March 15, 2012), interest shall accrue from such next succeeding Interest Payment Date, except in the case of the original issuance of 13% Senior Secured Notes, in which case interest shall accrue from the date of authentication. NESL shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 1% per annum in excess of the then applicable interest rate on the 13% Senior Secured Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. The interest rate on the 13% Senior Secured Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

(b)           With respect to any interest payment date on or prior to March 15, 2017, NESL may, at its option, elect (an “Interest Form Election”) by written notice delivered to the Trustee at least ten (10) Business Days prior to the beginning of the applicable interest period, which the Trustee shall promptly deliver to the Holders, to pay interest on the 13% Senior Secured Notes (i) entirely in cash (“Cash Interest”) or (ii) subject to any Interest Rate Increase, initially at the rate of 4% per annum in cash (“Cash Interest Portion”) and initially at the rate of 9% per annum by increasing the outstanding principal amount of the 13% Senior Secured Notes or by issuing Additional Notes (“PIK Notes”) under the Indenture on the same terms as the Initial Notes (in each case, “PIK Interest”, “PIK Interest Portion” or a “PIK Payment”).

In the absence of an Interest Form Election, interest on the 13% Senior Secured Notes will be payable as set forth in clause (ii) of the preceding paragraph. With respect to any interest payment payable after March 15, 2017, interest will be payable solely in cash. Notwithstanding anything to the contrary, the payment of accrued interest in connection with any redemption or purchase of 13% Senior Secured Notes, as described in Sections 3.7, 3.9, 3.10, 4.10 and 4.13 of the Indenture shall be made solely in cash.

In addition, at the beginning of and with respect to each 12-month period that begins on March 15, 2013, March 15, 2014 and March 15, 2015, the interest rate on the 13% Senior Secured Notes as of such date shall permanently increase by an additional 1.0% per annum (an “Interest Rate Increase”) unless NESL delivers a written notice to the Trustee at least ten (10) Business Days prior to the beginning of each such 12-month period, which the Trustee shall promptly deliver to the Holders, of NESL’s election for such 12-month period to either (x) alter the manner of interest payment on the 13% Senior Secured Notes going forward by increasing the Cash Interest Portion and decreasing the PIK Interest Portion in each case in effect with respect to the immediately preceding interest period for which any PIK interest was paid prior to each such election by, in each case, 1.0% per annum or (y) pay interest on the 13% Senior Secured Notes for such 12-month period entirely in cash (a “12-Month Cash Election”). In the event of a 12-Month Cash Election for any 12-month period prior to March 15, 2017, the interest rate on the 13% Senior Secured Notes applicable for such 12-month period shall be 1.0% less than the total interest rate applicable to the 13% Senior Secured Notes in effect with respect to the immediately preceding interest period for which any PIK Interest was paid. Any Interest Rate Increase shall be effected by increasing the PIK Interest Portion in effect with respect to the immediately preceding interest period for which any PIK Interest was paid prior to each such Interest Rate Increase. The interest rate on the 13% Senior Secured Notes for and in respect of any 12-month period beginning on March 15, 2016 shall be equal to the interest rate applicable in the immediately preceding interest period; provided that if interest in such immediately preceding interest period was paid entirely as Cash Interest and NESL elects to pay a portion of the interest rate for and in respect of the 12-month period beginning on March 15, 2016 as PIK Interest, the total interest rate for such 12-month period beginning on March 15, 2016 shall be equal to the total interest rate applicable to the 13% Senior Secured Notes in effect with respect to the immediately preceding interest period for which any PIK Interest was paid, with the same split between PIK Interest and Cash interest. If NESL makes a 12-month Cash Election for and in respect of the 12-Month Period beginning on March 15, 2016, the same interest rate will apply for and in respect of the 12-month period beginning on March 15, 2017.

At all times, PIK Interest on the 13% Senior Secured Notes will be payable (x) with respect to 13% Senior Secured Notes represented by one or more Global Notes registered in the name of, or held by, The Depository Trust Company (“DTC”) or its nominee on the relevant record date, by increasing the principal amount of the outstanding Global Note by an amount equal to the amount of PIK Interest for the applicable interest period (rounded down to the nearest whole dollar) as provided in writing by the Company to the Trustee and (y) with respect to 13% Senior Secured Notes represented by certificated 13% Senior Secured Notes, by issuing PIK Notes in certificated form in an aggregate principal amount equal to the amount of PIK Interest for the applicable interest period (rounded down to the nearest whole dollar), and the Trustee will, at the written request of the Company, authenticate and deliver such PIK Notes in certificated form for original issuance to the Holders on the relevant record date, as shown by the records of the register of Holders. Following an increase in the principal amount of the outstanding Global Notes as a result of a PIK Payment, the 13% Senior Secured Notes will bear interest on such increased principal amount from and after the date of such PIK Payment. Any PIK Notes issued in certificated form will be dated as of the applicable interest payment date and will bear interest from and after such date. All PIK Notes will accrue interest from the date of such PIK Payment, will mature on the same date as the13% Senior Secured Notes and will be governed by, and subject to the terms, provisions and conditions of, the Indenture and shall have the same rights and benefits as the 13% Senior Secured Notes other than the date from which interest will start accruing. Any certificated PIK Notes will be issued with the description “PIK” on the face of such PIK Note.

(c)           Registration Rights Agreement. The Holder of this 13% Senior Secured Note is entitled to the benefits of a Registration Rights Agreement, dated as of the Issue Date, among the Issuer, the Guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several initial purchasers.

(2)           Method of Payment. NESL will pay interest on the 13% Senior Secured Notes (except defaulted interest) on the applicable Interest Payment Date to the Persons who are registered Holders of 13% Senior Secured Notes at the close of business on the March 1 and September 1 preceding the Interest Payment Date, even if such 13% Senior Secured Notes are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The 13% Senior Secured Notes shall be payable as to principal, premium and interest at the office or agency of NESL maintained for such purpose, which initially shall be the office of the Trustee located at MAC N9311-110, 625 Marquette Avenue, Minneapolis, MN 55479, or, at the option of NESL, payment of Cash Interest or the Cash Interest Portion, as applicable, may be made, at the option of the paying agent by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds shall be required with respect to principal of, premium, if any, and Cash Interest or the Cash Interest Portion, as applicable on, all Global Notes and all other 13% Senior Secured Notes the Holders of which shall have provided written wire transfer instructions to NESL and the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Any payments of principal of this 13% Senior Secured Note prior to Stated Maturity shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. The amount due and payable at the maturity of this Note shall be payable only upon presentation and surrender of this Note at an office of the Trustee or the Trustee’s agent appointed for such purposes.

(3)           Paying Agent and Registrar. Initially, Wells Fargo Bank, National Association, the Trustee under the Indenture, shall act as Paying Agent and Registrar. NESL may change any Paying Agent or Registrar without notice to any Holder. NESL or any of its Subsidiaries may act in any such capacity.

(4)           Indenture. NESL issued the 13% Senior Secured Notes under an Indenture, dated as of March 15, 2012 (the “Indenture”), among New Enterprise Stone & Lime Co., Inc. and the Trustee. The terms of the 13% Senior Secured Notes include those stated in the Indenture and those made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb) (the “TIA”). To the extent the provisions of this 13% Senior Secured Note are inconsistent with the provisions of the Indenture, the Indenture shall govern.

The 13% Senior Secured Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms. The 13% Senior Secured Notes issued on the Issue Date are senior Obligations of NESL limited to $265,000,000 in aggregate principal amount, plus amounts, if any, sufficient to pay premium and interest on outstanding 13% Senior Secured Notes as set forth in Paragraph 2 hereof. The Indenture permits the issuance of Additional Notes subject to compliance with certain conditions.

The payment of principal and interest on the 13% Senior Secured Notes is unconditionally guaranteed on a senior basis by the Guarantors.

(5)           Optional Redemption.

(a)           The 13% Senior Secured Notes are subject to redemption, at the option of the Company, in whole or in part, at any time on or after March 15, 2015, upon not less than 30 nor more than 60 days’ notice (except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of Notes or a satisfaction and discharge of the Indenture) at the following Redemption Prices (expressed as percentages of the principal amount to be redeemed) set forth below, plus accrued and unpaid interest, if any, to, but not including, the redemption date (subject to the right of Holders of record on the relevant regular record date to receive interest due on an interest payment date that is on or prior to the redemption date), if redeemed during the 12-month period beginning March 15 of the years indicated:

Redemption
Year	Price
2015	106.500%
2016	103.250%
2017	100.000%

(b)           At any time prior to March 15, 2015, the Company may also redeem all or a part of the 13% Senior Secured Notes, upon not less than 30 nor more than 60 days’ prior notice at a redemption price equal to 100% of the principal amount of 13% Senior Secured Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest thereon, if any, to, but not including, the date of redemption (the “Redemption Date”), subject to the rights of Holders of 13% Senior Secured Notes on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date.

(c)           In addition to the optional redemption of the 13% Senior Secured Notes in accordance with the provisions of the preceding paragraphs, prior to March 15, 2015, the Company may, with the net proceeds of one or more Public Equity Offerings, redeem up to 35% of the aggregate principal amount of the outstanding 13% Senior Secured Notes at a redemption price equal to 113.000% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Redemption Date; provided that at least 65% of the principal amount of 13% Senior Secured Notes originally issued under the Indenture remains outstanding immediately after the occurrence of any such redemption (excluding 13% Senior Secured Notes held by the Company or its Subsidiaries) and that any such redemption occurs within 120 days following the closing of any such Public Equity Offering.

(6)           Mandatory Redemption. Except to the extent NESL may be required to offer to purchase the 13% Senior Secured Notes as set forth in Sections 4.10 and 4.13 and except for a Mandatory Principal Redemption, NESL shall not be required to make mandatory redemption or sinking fund payments with respect to the 13% Senior Secured Notes.

(7)           Mandatory Principal Redemption. If the 13% Senior Secured Notes would otherwise constitute “applicable high yield discount obligations” (AHYDO) within the meaning of Section 163(i)(1) of the Internal Revenue Code of 1986, as amended, at the end of the first accrual period ending after the fifth anniversary of the Issue Date and each accrual period thereafter, the Company will be required to redeem for cash a portion of each 13% Senior Secured Note then outstanding equal to the “Mandatory Principal Redemption Amount” as set forth in the Indenture.

(8)           Repurchase at Option of Holder.

(a)           Upon the occurrence of a Change of Control, each Holder will have the right to require NESL to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000) (or in the case of PIK Notes denominations of $1.00 and any integral multiple of $1.00 in excess thereof) of such Holder’s 13% Senior Secured Notes pursuant to the offer described below (the “Change of Control Offer”) at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to the date of purchase. Within 30 days following any Change of Control, NESL will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control setting forth the procedures governing the Change of Control Offer required by the Indenture.

(b)           Upon the occurrence of certain Asset Sales, the Company may be required to offer to purchase 13% Senior Secured Notes.

(c)           Holders of the 13% Senior Secured Notes that are the subject of an offer to purchase will receive notice of an Offer to Purchase pursuant to an Asset Sale or a Change of Control from NESL prior to any related purchase date and may elect to have such 13% Senior Secured Notes purchased by completing the form titled “Option of Holder to Elect Purchase” appearing below.

(9)           Notice of Redemption. Notice of redemption shall be mailed at least 30 days but not more than 60 days before a Redemption Date (except that a redemption notice may be mailed more than 60 days prior to a Redemption Date if the notice is issued in connection with a defeasance of 13% Senior Secured Notes or satisfaction and discharge of Indenture) to each Holder whose 13% Senior Secured Notes are to be redeemed at its registered address. 13% Senior Secured Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000 (or in the case of PIK Notes denominations of $1.00 and any integral multiple of $1.00 in excess thereof), unless all of the 13% Senior Secured Notes held by a Holder are to be redeemed. On and after the Redemption Date, interest ceases to accrue on the 13% Senior Secured Notes or portions hereof called for redemption so long as the Company timely delivers funds to the Trustee for such redemption.

(10)         Denominations, Transfer, Exchange. The 13% Senior Secured Notes are in registered form without coupons in initial denominations of $2,000 and integral multiples of $1,000 (or in the case of PIK Notes denominations of $1.00 and any integral multiple of $1.00 in excess thereof). The transfer of the 13% Senior Secured Notes may be registered and the 13% Senior Secured Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and NESL may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. NESL need not exchange or register the transfer of any 13% Senior Secured Note or portion of a 13% Senior Secured Note selected for redemption, except for the unredeemed portion of any 13% Senior Secured Note being redeemed in part. Also, it need not exchange or register the transfer of any 13% Senior Secured 13% Senior Secured Notes for a period of 15 days before a selection of 13% Senior Secured Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

(11)         Persons Deemed Owners. The registered holder of a 13% Senior Secured Note may be treated as its owner for all purposes.

(12)         Amendment, Supplement and Waiver. The Indenture, the Security Documents, the Intercreditor the Guarantees or the 13% Senior Secured Notes may be amended or supplemented in accordance with their terms.

(13)         Defaults and Remedies.

Events of Default shall be as set forth in Article VI of the Indenture.

If an Event of Default (other than an Event of Default relating to certain events of bankruptcy or insolvency with respect to the Company) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the outstanding 13% Senior Secured Notes may declare the principal of the 13% Senior Secured Notes and any accrued interest on the 13% Senior Secured Notes to be due and payable immediately by a notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that after such acceleration, but before a judgment or decree based on acceleration, the Holders of a majority in aggregate principal amount of the outstanding 13% Senior Secured Notes may, under certain circumstances, rescind and annul such acceleration if all Events of Default, other than the nonpayment of accelerated principal of or interest on the 13% Senior Secured Notes, have been cured or waived as provided in the Indenture.

In the event of a declaration of acceleration of the 13% Senior Secured Notes solely because an Event of Default relating to default or defaults under any bonds, debentures, notes or other evidences of Debt (other than the 13% Senior Secured Notes) by the Company or any Restricted Subsidiary having, individually or in the aggregate, a principal or similar amount outstanding of at least $25.0 million has occurred and is continuing, the declaration of acceleration of the 13% Senior Secured Notes shall be automatically rescinded and annulled if the event of default or payment default triggering such Event of shall be remedied or cured by the Company or a Restricted Subsidiary of the Company or waived by the holders of the relevant Debt within 20 Business Days after the declaration of acceleration with respect thereto and if the rescission and annulment of the acceleration of the 13% Senior Secured Notes would not conflict with any judgment or decree of a court of competent jurisdiction obtained by the Trustee for the payment of amounts due on the 13% Senior Secured Notes.

Certain events of bankruptcy or insolvency with respect to the Company are Events of Default which shall result in the 13% Senior Secured Notes being due and payable immediately upon the occurrence of such Events of Default. The Trustee may withhold from Holders notice of any Default (except Default in payment of principal of, premium, if any, and interest) if the Trustee determines that withholding notice is in the interest of the Holders to do so.

(14)         Trustee Dealings with NESL. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for NESL, the Guarantors or their respective Affiliates, and may otherwise deal with NESL, the Guarantors or their respective Affiliates, as if it were not the Trustee.

(15)         No Recourse Against Others. No director, officer, employee, stockholder, general or limited partner or incorporator, past, present or future, of the Company or any of its Subsidiaries, as such or in such capacity, shall have any personal liability for any obligations of the Company under the 13% Senior Secured Notes, any Note Guarantee or the Indenture by reason of his, her or its status as such director, officer, employee, stockholder, general or limited partner or incorporator.

(16)         Authentication. This 13% Senior Secured Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(17)         Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(18)         CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the 13% Senior Secured Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to the Holders. No representation is made as to the accuracy of such numbers either as printed on the 13% Senior Secured Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

NESL shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

New Enterprise Stone & Lime Co., Inc.

3912 Brumbaugh Road

P.O. Box 77

New Enterprise, PA 16664

Facsimile: (814) 766-0219

Attention: Paul I. Detwiler, III

ASSIGNMENT FORM

To assign this 13% Senior Secured Note, fill in the form below: (I) or (we) assign and transfer this 13% Senior Secured Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this 13% Senior Secured Note on the books of NESL. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this 13% Senior Secured Note)

Signature guarantee:

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this 13% Senior Secured Note purchased by NESL pursuant to Section 4.10 or 4.13 of the Indenture, check the box below:

[  ] Section 4.10    [  ] Section 4.13

If you want to elect to have only part of the 13% Senior Secured Note purchased by NESL pursuant to Section 4.10 or Section 4.13 of the Indenture, state the amount you elect to have purchased: $

Date:	Your Signature:
(Sign exactly as your name appears on the 13% Senior Secured Note)

Tax Identification No.:

Signature guarantee:

[Form of]

INTEREST FORM ELECTION

Wells Fargo Bank, National Association

MAC N9311-110

625 Marquette Avenue

Minneapolis, MN 55479

Attention: New Enterprise Stone & Lime Administrator

[  ], 20[  ]

(1)

Re: CUS1P #

This Interest Form Election is delivered to you pursuant to that certain Indenture dated March 15, 2012 (the “Indenture”) among New Enterprise Stone & Lime Co., Inc. (“NESL”), Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as collateral agent. Capitalized terms used but not defined herein shall have the meanings set forth in the Indenture.

NESL hereby irrevocably elects to pay interest on Notes in respect of the interest payment on [       ], [       ](2) in the form of(3):

[ ] 100% Cash Option
[ ] % Applicable Cash Rate

OR

[ ] Cash/PIK Option
[ ] % Applicable Cash Rate
[ ] % Applicable PIK Rate

[Signature Page Follows]

(1)	Must be dated and delivered to Trustee at least 10 Business Days prior to the beginning of the relevant interest period.

(2)	May only be an interest payment date on or prior to March 15, 2017.

(3)	Check the appropriate box and specify the applicable rate for such period, including giving effect to any prior period interest rate increases.

NESL has caused this Interest Form Election to be executed and delivered by its duly authorized officer as of the date first written above.

NEW ENTERPRISE STONE & LIME CO., INC.

By:
Name:
Title:

[Form of]

12-MONTH CASH ELECTION

Wells Fargo Bank, National Association

MAC N9311-110

625 Marquette Avenue

Minneapolis, MN 55479

Attention: New Enterprise Stone & Lime Administrator

[  ], 20[  ](1)

Re: CUSIP #

This 12 Month Cash Election is delivered to you pursuant to that certain Indenture dated March 15, 2012 (the ‘‘Indenture”) among New Enterprise Stone & Lime Co., Inc. (the “NESL”), Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as collateral agent. Capitalized terms used but not defined herein shall have the meanings set forth in the Indenture.

NESL hereby irrevocably elects, in respect of the 12-month period beginning on               , 20[  ] including the interest payment dates on                    and                    to pay interest on the Notes entirely in cash.

[Signature Page Follows]

(1)           Must be dated and delivered to Trustee at least 10 business days prior to the beginning of the relevant interest period.

NESL has caused this 12-Month Cash Election to be executed and delivered by its duly authorized officer as of the date first written above.

NEW ENTERPRISE STONE & LIME CO., INC.

By:
Name:
Title:

CERTIFICATE TO BE DELIVERED UPON

EXCHANGE OF TRANSFER RESTRICTED NOTES

New Enterprise Stone & Lime Co., Inc.

3912 Brumbaugh Road

P.O. Box 77

New Enterprise, PA 16664

Facsimile: (814) 766-0219

Attention: Paul I. Detwiler, III

Wells Fargo Bank, National Association

MAC N9311-110

625 Marquette Avenue

Minneapolis, MN 55479

Attention: New Enterprise Stone & Lime Administrator

Re: CUSIP #

Reference is hereby made to that certain Indenture dated March 15, 2012 (the “Indenture”) among New Enterprise Stone & Lime Co., Inc. (“NESL”), Wells Fargo Bank, National Association, as trustee (the “Trustee”), and Wells Fargo Bank, National Association, as collateral agent (the “Notes Collateral Agent”). Capitalized terms used but not defined herein shall have the meanings set forth in the Indenture.

This certificate relates to $              principal amount of Notes held in (check applicable space)         book-entry or         definitive form by the undersigned.

The undersigned                                (transferor) (check one box below):

☐

hereby requests the Registrar to deliver in exchange for its beneficial interest in the Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above), in accordance with Section 2.6 of the Indenture;

☐	hereby requests the Trustee to exchange a Note or Notes to (transferee).

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the periods referred to in Rule 144(k) under the Securities Act of 1933, as amended, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW:

(1)	☐	to NESL or any of its subsidiaries; or

(2)	☐

inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A under the Securities Act of 1933, as amended, in each case pursuant to and in compliance with Rule 144A thereunder; or

(3)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act of 1933, as amended, in compliance with Rule 904 thereunder.

Unless one of the boxes is checked, the Registrar will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof.

Signature

Signature Guarantee:
(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

[Name of Transferee]

Dated:
NOTICE: To be executed by an executive officer

SCHEDULE OF EXCHANGES OF 13% SENIOR SECURED NOTES

The following exchanges of a part of this Global Note for other 13% Senior Secured Notes have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or 13% Senior Secured Note Custodian

NOTATION OF NOTE GUARANTEE

The Guarantor listed below (hereinafter referred to as the “Guarantor,” which term includes any successors or assigns under that certain Indenture, dated as of March 15, 2012, by and among New Enterprise Stone & Lime Co., Inc. (“NESL”), the Trustee and the Notes Collateral Agent (as amended and supplemented from time to time, the “Indenture”) and any additional Guarantor, has guaranteed the Notes and the obligations of NESL under the Indenture, which include (i) the due and punctual payment of the principal of, premium, if any, and interest on the 13% Senior Secured Notes due 2018 (the “Notes”) of New Enterprise Stone & Lime Co., Inc., a Delaware corporation, whether at stated maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and premium, if any, and (to the extent permitted by law) interest on any interest, if any, on the Notes, and the due and punctual performance of all other obligations of NESL to the Holders or the Trustee all in accordance with the terms set forth in Article X of the Indenture, (ii) in case of any extension of time of payment or renewal of any Notes or any such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise, and (iii) the payment of any and all costs and expenses (including reasonable attorneys’ fees) incurred by the Trustee or any Holder in enforcing any rights under this Note Guarantee or the Indenture.

The obligations of each Guarantor to the Holders and to the Trustee pursuant to this Note Guarantee and the Indenture are expressly set forth in Article X of the Indenture and reference is hereby made to such Indenture for the precise terms of this Note Guarantee.

No stockholder, employee, officer, director or incorporator, as such, past, present or future of each Guarantor shall have any liability under this Note Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator.

This is a continuing Note Guarantee and shall remain in full force and effect and shall be binding upon each Guarantor and its successors and assigns until full and final payment of all of NESL’s obligations under the Notes and Indenture or until released in accordance with the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders, and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Note Guarantee of payment and not of collectibility.

This Note Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Note Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers. The Obligations of each Guarantor under its Note Guarantee shall be limited to the extent necessary to insure that it does not constitute a fraudulent conveyance under applicable law.

THE TERMS OF ARTICLE X OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

Dated as of March 15, 2012

ASTI TRANSPORTATION SYSTEMS, INC.
EII TRANSPORT INC.
GATEWAY TRADE CENTER INC.
PRECISION SOLAR CONTROLS INC.
PROTECTION SERVICES INC.
SCI PRODUCTS INC
WORK AREA PROTECTION CORP.

	By:	/s/ Paul I. Detwiler, III
		Name:	Paul I. Detwiler, III
		Title:	Vice President

[Signature Page to Notation of Regulation S Note Guarantee]

13% Senior Secured Notes due 2018

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (l)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (c) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF APPLICABLE) OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE SECURITIES LAWS OF ANY OTHER JURISDICTION (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY IF THE COMPANY SO

REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.

THIS 13% SENIOR SECURED NOTES WERE ISSUED WITH ORIGINAL ISSUE DISCOUNT, AS DEFINED IN SECTIONS 1272, 1273, AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE COMPANY WILL, BEGINNING NO LATER THAN TEN (10) DAYS AFTER THE ISSUE DATE, PROMPTLY PROVIDE TO HOLDERS OF THE 13% SENIOR SECURED NOTES UPON REQUEST THE ISSUE PRICE, THE ISSUE DATE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT AND THE YIELD TO MATURITY WITH RESPECT TO THE 13% SENIOR SECURED NOTES. FOR SUCH INFORMATION, PLEASE CONTACT PAUL I. DETWILER, III, PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY OF THE COMPANY, AT 814-766-2211.

No. A-1	CUSIP NO. 644274 AC6

New Enterprise Stone & Lime Co., Inc.

promises to pay to Cede & Co. or registered assigns, the principal sum of TWO HUNDRED SIXTY-FOUR MILLION TWO HUNDRED TWENTY-FIVE THOUSAND Dollars ($ 264,225,000) on March 15, 2018.

Interest Payment Dates: March 15 and September 15 beginning September 15, 2012

Record Dates: March 1 and September 1

Reference is made to further provisions of this 13% Senior Secured Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this 13% Senior Secured Note shall not be entitled to any benefits under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

NEW ENTERPRISE STONE & LIME CO., INC.

		By:	/s/ Paul I. Detwiler, III
			Name:	Paul I. Detwiler, III
			Title:	President, Chief Financial Officer, Secretary

This is one of the 13% Senior Secured Notes
referred to in the within-mentioned Indenture:

Dated:	March 15, 2012

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Trustee

By:	/s/ Lynn M. Steiner

[Signature page to Rule 144A Global Note]

13% Senior Secured Notes due 2018

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)            Interest.

(a)            New Enterprise Stone & Lime Co., Inc., a Delaware corporation, or its successor (together, “NESL” or the “Company”), promise to pay interest on the principal amount of this 13% Senior Secured Note as described below. NESL will pay interest in United States dollars (except as otherwise provided herein) semiannually in arrears on March 15 and September 15, commencing on September 15, 2012 or if any such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”). Interest on the 13% Senior Secured Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from March 15, 2012 (except as otherwise provided below with respect to PIK Notes); provided that if there is no existing Default or Event of Default in the payment of interest, and if this 13% Senior Secured Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date (but after March 15, 2012), interest shall accrue from such next succeeding Interest Payment Date, except in the case of the original issuance of 13% Senior Secured Notes, in which case interest shall accrue from the date of authentication. NESL shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 1% per annum in excess of the then applicable interest rate on the 13% Senior Secured Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. The interest rate on the 13% Senior Secured Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

(b)            With respect to any interest payment date on or prior to March 15, 2017, NESL may, at its option, elect (an “Interest Form Election”) by written notice delivered to the Trustee at least ten (10) Business Days prior to the beginning of the applicable interest period, which the Trustee shall promptly deliver to the Holders, to pay interest on the 13% Senior Secured

Notes (i) entirely in cash (“Cash Interest”) or (ii) subject to any Interest Rate Increase, initially at the rate of 4% per annum in cash (“Cash Interest Portion”) and initially at the rate of 9% per annum by increasing the outstanding principal amount of the 13% Senior Secured Notes or by issuing Additional Notes (“PIK Notes”) under the Indenture on the same terms as the Initial Notes (in each case, “PIK Interest”, “PIK Interest Portion” or a “PIK Payment”).

In the absence of an Interest Form Election, interest on the 13% Senior Secured Notes will be payable as set forth in clause (ii) of the preceding paragraph. With respect to any interest payment payable after March 15, 2017, interest will be payable solely in cash. Notwithstanding anything to the contrary, the payment of accrued interest in connection with any redemption or purchase of 13% Senior Secured Notes, as described in Sections 3.7, 3.9, 3.10, 4.10 and 4.13 of the Indenture shall be made solely in cash.

In addition, at the beginning of and with respect to each 12-month period that begins on March 15, 2013, March 15, 2014 and March 15, 2015, the interest rate on the 13% Senior Secured Notes as of such date shall permanently increase by an additional 1.0% per annum (an “Interest Rate Increase”) unless NESL delivers a written notice to the Trustee at least ten (10) Business Days prior to the beginning of each such 12-month period, which the Trustee shall promptly deliver to the Holders, of NESL’s election for such 12-month period to either (x) alter the manner of interest payment on the 13% Senior Secured Notes going forward by increasing the Cash Interest Portion and decreasing the PIK Interest Portion in each case in effect with respect to the immediately preceding interest period for which any PIK interest was paid prior to each such election by, in each case, 1.0% per annum or (y) pay interest on the 13% Senior Secured Notes for such 12-month period entirely in cash (a “12-Month Cash Election”). In the event of a 12-Month Cash Election for any 12-month period prior to March 15, 2017, the interest rate on the 13% Senior Secured Notes applicable for such 12-month period shall be 1.0% less than the total interest rate applicable to the 13% Senior Secured Notes in effect with respect to the immediately preceding interest period for whish any PIK Interest was paid. Any Interest Rate Increase shall be effected by increasing the PIK interest Portion in effect with respect to the immediately preceding interest period for which any PIK Interest was paid prior to each such Interest Rate Increase. The interest rate on the 13% Senior Secured Notes for and in respect of any 12-month period beginning on March 15, 2016 shall be equal to the interest rate applicable in the immediately preceding interest period; provided that if interest in such immediately preceding interest period was paid entirely as Cash Interest and NESL elects to pay a portion of the interest rate for and in respect of the 12-month period beginning on March 15, 2016 as PIK Interest, the total interest rate for such 12-month period beginning on March 15, 2016 shall be equal to the total interest rate applicable to the 13% Senior Secured Notes in effect with respect to the immediately preceding interest period for which any PIK Interest was paid, with the same split between PIK Interest and Cash interest. If NESL makes a 12-month Cash Election for and in respect of the 12-Month Period beginning on March 15, 2016, the same interest rate will apply for and in respect of the 12-month period beginning on March 15, 2017.

At all times, PIK Interest on the 13% Senior Secured Notes will be payable (x) with respect to 13% Senior Secured Notes represented by one or more Global Notes registered in the name of, or held by. The Depository Trust Company (“DTC”) or its nominee on the relevant record date, by increasing the principal amount of the outstanding Global Note by an amount equal to the amount of PIK Interest for the applicable interest period (rounded down to the nearest whole dollar) as provided in writing by the Company to the Trustee and (y) with respect to 13% Senior Secured Notes represented by certificated 13% Senior Secured Notes, by issuing PIK Notes in certificated form in an aggregate principal amount equal to the amount of PIK Interest for the applicable interest period (rounded down to the nearest whole dollar), and the Trustee will, at the written request of the Company, authenticate and deliver such PIK Notes in certificated form for original issuance to the Holders on the relevant record date, as shown by the records of the register of Holders. Following an increase in the principal amount of the outstanding Global Notes as a result of a PIK Payment, the 13% Senior Secured Notes will bear interest on such increased principal amount from and after the date of such PIK Payment. Any PIK Notes issued in certificated form will be dated as of the applicable interest payment date and will bear interest from and after such date. All PIK Notes will accrue interest from the date of such PIK Payment, will mature on the same date as the l3% Senior Secured Notes and will be governed by, and subject to the terms, provisions and conditions of, the Indenture and shall have the same rights and benefits as the 13% Senior Secured Notes other than the date from which interest will start accruing. Any certificated PIK Notes will be issued with the description “PIK” on the face of such PIK Note.

(c)            Registration Rights Agreement. The Holder of this 13% Senior Secured Note is entitled to the benefits of a Registration Rights Agreement, dated as of the Issue Date, among the Issuer, the Guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several initial purchasers.

(2)            Method of Payment. NESL will pay interest on the 13% Senior Secured Notes (except defaulted interest) on the applicable Interest Payment Date to the Persons who are registered Holders of 13% Senior Secured Notes at the close of business on the March 1 and September 1 preceding the Interest Payment Date, even if such 13% Senior Secured Notes are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The 13% Senior Secured Notes shall be payable as to principal, premium and interest at the office or agency of NESL maintained for such purpose, which initially shall be the office of the Trustee located at MAC N9311-110, 625 Marquette Avenue, Minneapolis, MN 55479, or, at the option of NESL, payment of Cash Interest or the Cash Interest Portion, as applicable, may be made, at the option of the paying agent by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds shall be required with respect to principal of, premium, if any, and Cash Interest or the Cash Interest Portion, as applicable on, all Global Notes and all other 13% Senior Secured Notes the Holders of which shall have provided written wire transfer instructions to NESL and the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Any payments of principal of this 13% Senior Secured Note prior to Stated Maturity shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. The amount due and payable at the maturity of this Note shall be payable only upon presentation and surrender of this Note at an office of the Trustee or the Trustee’s agent appointed for such purposes.

(3)            Paying Agent and Registrar. Initially, Wells Fargo Bank, National Association, the Trustee under the Indenture, shall act as Paying Agent and Registrar. NESL may change any Paying Agent or Registrar without notice to any Holder. NESL or any of its Subsidiaries may act in any such capacity.

(4)            Indenture. NESL issued the 13% Senior Secured Notes under an Indenture, dated as of March 15, 2012 (the “Indenture”), among New Enterprise Stone & Lime Co., Inc. and the Trustee. The terms of the 13% Senior Secured Notes include those stated in the Indenture and those made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb) (the “TIA”). To the extent the provisions of this 13% Senior Secured Note are inconsistent with the provisions of the Indenture, the Indenture shall govern.

The 13% Senior Secured Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms. The 13% Senior Secured Notes issued on the Issue Date are senior Obligations of NESL limited to $265,000,000 in aggregate principal amount, plus amounts, if any, sufficient to pay premium and interest on outstanding 13% Senior Secured Notes as set forth in Paragraph 2 hereof. The Indenture permits the issuance of Additional Notes subject to compliance with certain conditions.

The payment of principal and interest on the 13% Senior Secured Notes is unconditionally guaranteed on a senior basis by the Guarantors.

(5)            Optional Redemption.

(a)            The 13% Senior Secured Notes are subject to redemption, at the option of the Company, in whole or in part, at any time on or after March 15, 2015, upon not less than 30 nor more than 60 days’ notice (except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of Notes or a satisfaction and discharge of the Indenture) at the following Redemption Prices (expressed as percentages of the principal amount to be redeemed) set forth below, plus accrued and unpaid interest, if any, to, but not including, the redemption date (subject to the right of Holders of record on the relevant regular record date to receive interest due on an interest payment date that is on or prior to the redemption date), if redeemed during the 12-month period beginning March 15 of the years indicated:

Redemption
Year	Price
2015	106.500%
2016	103.250%
2017	100.000%

(b)            At any time prior to March 15, 2015, the Company may also redeem all or a part of the 13% Senior Secured Notes, upon not less than 30 nor more than 60 days’ prior notice at a redemption price equal to 100% of the principal amount of 13% Senior Secured Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest thereon, if any, to, but not including, the date of redemption (the “Redemption Date”), subject to the rights of Holders of 13% Senior Secured Notes on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date.

(c)          In addition to the optional redemption of the 13% Senior Secured Notes in accordance with the provisions of the preceding paragraphs, prior to March 15, 2015, the Company may, with the net proceeds of one or more Public Equity Offerings, redeem up to 35% of the aggregate principal amount of the outstanding 13% Senior Secured Notes at a redemption price equal to 113.000% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Redemption Date; provided that at least 65% of the principal amount of 13% Senior Secured Notes originally issued under the Indenture remains outstanding immediately after the occurrence of any such redemption (excluding 13% Senior Secured Notes held by the Company or its Subsidiaries) and that any such redemption occurs within 120 days following the closing of any such Public Equity Offering.

(6)            Mandatory Redemption. Except to the extent NESL may be required to offer to purchase the 13% Senior Secured Notes as set forth in Sections 4.10 and 4.13 and except for a Mandatory Principal Redemption, NESL shall not be required to make mandatory redemption or sinking fund payments with respect to the 13% Senior Secured Notes.

(7)            Mandatory Principal Redemption. If the 13% Senior Secured Notes would otherwise constitute “applicable high yield discount obligations” (AHYDO) within the meaning of Section 163(i)(1) of the Internal Revenue Code of 1986, as amended, at the end of the first accrual period ending after the fifth anniversary of the Issue Date and each accrual period thereafter, the Company will be required to redeem for cash a portion of each 13% Senior Secured Note then outstanding equal to the “Mandatory Principal Redemption Amount” as set forth in the Indenture.

(8)            Repurchase at Option of Holder.

(a)            Upon the occurrence of a Change of Control, each Holder will have the right to require NESL to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000) (or in the case of PIK Notes denominations of $1.00 and any integral multiple of $1.00 in excess thereof) of such Holder’s 13% Senior Secured Notes pursuant to the offer described below (the “Change of Control Offer”) at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to the date of purchase. Within 30 days following any Change of Control, NESL will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control setting forth the procedures governing the Change of Control Offer required by the Indenture.

(b)            Upon the occurrence of certain Asset Sales, the Company may be required to offer to purchase 13% Senior Secured Notes.

(c)            Holders of the 13% Senior Secured Notes that are the subject of an offer to purchase will receive notice of an Offer to Purchase pursuant to an Asset Sale or a Change of Control from NESL prior to any related purchase date and may elect to have such 13% Senior Secured Notes purchased by completing the form titled “Option of Holder to Elect Purchase” appearing below.

(9)            Notice of Redemption. Notice of redemption shall be mailed at least 30 days but not more than 60 days before a Redemption Date (except that a redemption notice may be mailed more than 60 days prior to a Redemption Date if the notice is issued in connection with a defeasance of 13% Senior Secured Notes or satisfaction and discharge of Indenture) to each Holder whose 13% Senior Secured Notes are to be redeemed at its registered address. 13% Senior Secured Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000 (or in the case of PIK Notes denominations of $1.00 and any integral multiple of $1.00 in excess thereof), unless all of the 13% Senior Secured Notes held by a Holder are to be redeemed. On and after the Redemption Date, interest ceases to accrue on the 13% Senior Secured Notes or portions hereof called for redemption so long as the Company timely delivers funds to the Trustee for such redemption.

(10)           Denominations, Transfer, Exchange. The 13% Senior Secured Notes are in registered form without coupons in initial denominations of $2,000 and integral multiples of $1,000 (or in the case of PIK Notes denominations of $1.00 and any integral multiple of $1.00 in excess thereof). The transfer of the 13% Senior Secured Notes may be registered and the 13% Senior Secured Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and NESL may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. NESL need not exchange or register the transfer of any 13% Senior Secured Note or portion of a 13% Senior Secured Note selected for redemption, except for the unredeemed portion of any 13% Senior Secured Note being redeemed in part. Also, it need not exchange or register the transfer of any 13% Senior Secured 13% Senior Secured Notes for a period of 15 days before a selection of 13% Senior Secured Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

(11)          Persons Deemed Owners. The registered holder of a 13% Senior Secured Note may be treated as its owner for all purposes.

(12)          Amendment, Supplement and Waiver. The Indenture, the Security Documents, the Intercreditor the Guarantees or the 13% Senior Secured Notes may be amended or supplemented in accordance with their terms.

(13)          Defaults and Remedies.

Events of Default shall be as set forth in Article VI of the Indenture.

If an Event of Default (other than an Event of Default relating to certain events of bankruptcy or insolvency with respect to the Company) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the outstanding 13% Senior Secured Notes may declare the principal of the 13% Senior Secured Notes and any accrued interest on the 13% Senior Secured Notes to be due and payable immediately by a notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that after such acceleration, but before a judgment or decree based on acceleration, the Holders of a majority in aggregate principal amount of the outstanding 13% Senior Secured Notes may, under certain circumstances, rescind and annul such acceleration if all Events of Default, other than the nonpayment of accelerated principal of or interest on the 13% Senior Secured Notes, have been cured or waived as provided in the Indenture.

In the event of a declaration of acceleration of the 13% Senior Secured Notes solely because an Event of Default relating to default or defaults under any bonds, debentures, notes or other evidences of Debt (other than the 13% Senior Secured Notes) by the Company or any Restricted Subsidiary having, individually or in the aggregate, a principal or similar amount outstanding of at least $25.0 million has occurred and is continuing, the declaration of acceleration of the 13% Senior Secured Notes shall be automatically rescinded and annulled if the event of default or payment default triggering such Event of shall be remedied or cured by the Company or a Restricted Subsidiary of the Company or waived by the holders of the relevant Debt within 20 Business Days after the declaration of acceleration with respect thereto and if the rescission and annulment of the acceleration of the 13% Senior Secured Notes would not conflict with any judgment or decree of a court of competent jurisdiction obtained by the Trustee for the payment of amounts due on the 13% Senior Secured Notes.

Certain events of bankruptcy or insolvency with respect to the Company are Events of Default which shall result in the 13% Senior Secured Notes being due and payable immediately upon the occurrence of such Events of Default. The Trustee may withhold from Holders notice of any Default (except Default in payment of principal of, premium, if any, and interest) if the Trustee determines that withholding notice is in the interest of the Holders to do so.

(14)          Trustee Dealings with NESL. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for NESL, the Guarantors or their respective Affiliates, and may otherwise deal with NESL, the Guarantors or their respective Affiliates, as if it were not the Trustee.

(15)          No Recourse Against Others. No director, officer, employee, stockholder, general or limited partner or incorporator, past, present or future, of the Company or any of its Subsidiaries, as such or in such capacity, shall have any personal liability for any obligations of the Company under the 13% Senior Secured Notes, any Note Guarantee or the Indenture by reason of his, her or its status as such director, officer, employee, stockholder, general or limited partner or incorporator.

(16)          Authentication. This 13% Senior Secured Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(17)          Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties). JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(18)          CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the 13% Senior Secured Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to the Holders. No representation is made as to the accuracy of such numbers either as printed on the 13% Senior Secured Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

NESL shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

New Enterprise Stone & Lime Co., Inc.

3912 Brumbaugh Road

P.O. Box 77

New Enterprise, PA 16664

Facsimile: (814) 766-0219

Attention: Paul I. Detwiler, III

ASSIGNMENT FORM

To assign this 13% Senior Secured Note, fill in the form below: (1) or (we) assign and transfer this 13% Senior Secured Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this 13% Senior Secured Note on the books of NESL. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this 13% Senior Secured Note)

Signature guarantee:

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this 13% Senior Secured Note purchased by NESL pursuant to Section 4.10 or 4.13 of the Indenture, check the box below:

[  ] Section 4.10    [  ] Section 4.13

If you want to elect to have only part of the 13% Senior Secured Note purchased by NESL pursuant to Section 4.10 or Section 4.13 of the Indenture, state the amount you elect to have purchased: $

Date:	Your Signature:
(Sign exactly as your name appears on the 13% Senior Secured Note)

Tax Identification No.:

Signature guarantee:

[Form of]

INTEREST FORM ELECTION

Wells Fargo Bank, National Association

MAC N9311-110

625 Marquette Avenue

Minneapolis, MN 55479

Attention: New Enterprise Stone & Lime Administrator

[  ], 20[  ]

(1)

Re: CUSIP #

This Interest Form Election is delivered to you pursuant to that certain Indenture dated March 15, 2012 (the “Indenture”) among New Enterprise Stone & Lime Co., Inc. (“NESL”), Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as collateral agent. Capitalized terms used but not defined herein shall have the meanings set forth in the Indenture.

NESL hereby irrevocably elects to pay interest on Notes in respect of the interest payment on [        ], [        ](2) in the form of(3):

[ ] 100% Cash Option
[ ] % Applicable Cash Rate

OR

[ ] Cash/PIK Option
[ ] % Applicable Cash Rate
[ ] % Applicable PIK Rate

[Signature Page Follows]

(1)	Must be dated and delivered to Trustee at least 10 Business Days prior to the beginning of the relevant interest period.

(2)	May only be an interest payment date on or prior to March 15, 2017.

(3)	Check the appropriate box and specify the applicable rate for such period, including giving effect to any prior period interest rate increases.

NESL has caused this Interest Form Election to be executed and delivered by its duly authorized officer as of the date first written above.

NEW ENTERPRISE STONE & LIME CO., INC.

By:
Name:
Title:

[Form of]

12-MONTH CASH ELECTION

Wells Fargo Bank, National Association

MAC N9311-110

625 Marquette Avenue

Minneapolis, MN 55479

Attention: New Enterprise Stone & Lime Administrator

[  ], 20[  ](1)

Re: CUSIP #

This 12 Month Cash Election is delivered to you pursuant to that certain Indenture dated March 15, 2012 (the “Indenture”) among New Enterprise Stone & Lime Co., Inc. (the “NESL”), Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as collateral agent. Capitalized terms used but not defined herein shall have the meanings set forth in the Indenture.

NESL hereby irrevocably elects, in respect of the 12-month period beginning on            , 20[  ] including the interest payment dates on                  and                  to pay interest on the Notes entirely in cash.

[Signature Page Follows]

(1)           Must be dated and delivered to Trustee at least 10 business days prior to the beginning of the relevant interest period.

NESL has caused this 12-Month Cash Election to be executed and delivered by its duly authorized officer as of the date first written above.

NEW ENTERPRISE STONE & LIME CO., INC.

By:
Name:
Title:

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OF TRANSFER RESTRICTED NOTES

New Enterprise Stone & Lime Co., Inc.

3912 Brumbaugh Road

P.O. Box 77

New Enterprise, PA 16664

Facsimile: (814) 766-0219

Attention: Paul I. Detwiler, III

Wells Fargo Bank, National Association

MAC N9311-110

625 Marquette Avenue

Minneapolis, MN 55479

Attention: New Enterprise Stone & Lime Administrator

Re: CUSIP #

Reference is hereby made to that certain Indenture dated March 15, 2012 (the “Indenture”) among New Enterprise Stone & Lime Co., Inc. (“NESL”), Wells Fargo Bank, National Association, as trustee (the “Trustee”), and Wells Fargo Bank, National Association, as collateral agent (the “Notes Collateral Agent”). Capitalized terms used but not defined herein shall have the meanings set forth in the Indenture.

This certificate relates to $                principal amount of Notes held in (check applicable space)      book-entry or      definitive form by the undersigned.

The undersigned                             (transferor) (check one box below):

☐

hereby requests the Registrar to deliver in exchange for its beneficial interest in the Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above), in accordance with Section 2.6 of the Indenture;

☐	hereby requests the Trustee to exchange a Note or Notes to (transferee).

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the periods referred to in Rule 144(k) under the Securities Act of 1933, as amended, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW:

(1)	☐	to NESL or any of its subsidiaries; or

(2)	☐

inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A under the Securities Act of 1933, as amended, in each case pursuant to and in compliance with Rule 144A thereunder; or

(3)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act of 1933, as amended, in compliance with Rule 904 thereunder.

Unless one of the boxes is checked, the Registrar will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof.

Signature

Signature Guarantee:
(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

[Name of Transferee]

Dated:
NOTICE: To be executed by an executive officer

SCHEDULE OF EXCHANGES OF 13% SENIOR SECURED NOTES

The following exchanges of a part of this Global Note for other 13% Senior Secured Notes have been made:

			Principal Amount of	Signature of
			this Global Note	Authorized Officer
	Amount of Decrease	Amount of Increase	Following Such	of Trustee or 13%
	in Principal Amount	in Principal Amount	Decrease (or	Senior Secured Note
Date of Exchange	of this Global Note	of this Global Note	Increase)	Custodian

NOTATION OF NOTE GUARANTEE

The Guarantor listed below (hereinafter referred to as the “Guarantor” which term includes any successors or assigns under that certain Indenture, dated as of March 15, 2012, by and among New Enterprise Stone & Lime Co., Inc. (“NESL”), the Trustee and the Notes Collateral Agent (as amended and supplemented from time to time, the “Indenture”) and any additional Guarantor, has guaranteed the Notes and the obligations of NESL under the Indenture, which include (i) the due and punctual payment of the principal of, premium, if any, and interest on the 13% Senior Secured Notes due 2018 (the “Notes”) of New Enterprise Stone & Lime Co., Inc., a Delaware corporation, whether at stated maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and premium, if any, and (to the extent permitted by law) interest on any interest, if any, on the Notes, and the due and punctual performance of all other obligations of NESL to the Holders or the Trustee all in accordance with the terms set forth in Article X of the Indenture, (ii) in case of any extension of time of payment or renewal of any Notes or any such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise, and (iii) the payment of any and all costs and expenses (including reasonable attorneys’ fees) incurred by the Trustee or any Holder in enforcing any rights under this Note Guarantee or the Indenture.

The obligations of each Guarantor to the Holders and to the Trustee pursuant to this Note Guarantee and the Indenture are expressly set forth in Article X of the Indenture and reference is hereby made to such Indenture for the precise terms of this Note Guarantee.

No stockholder, employee, officer, director or incorporator, as such, past, present or future of each Guarantor shall have any liability under this Note Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator.

This is a continuing Note Guarantee and shall remain in full force and effect and shall be binding upon each Guarantor and its successors and assigns until full and final payment of all of NESL’s obligations under the Notes and Indenture or until released in accordance with the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders, and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Note Guarantee of payment and not of collectibility.

This Note Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Note Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers. The Obligations of each Guarantor under its Note Guarantee shall be limited to the extent necessary to insure that it does not constitute a fraudulent conveyance under applicable law.

THE TERMS OF ARTICLE X OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

Dated as of March 15, 2012

ASTI TRANSPORTATION SYSTEMS, INC.
EII TRANSPORT INC.
GATEWAY TRADE CENTER INC.
PRECISION SOLAR CONTROLS INC.
PROTECTION SERVICES INC.
SCI PRODUCTS INC.
WORK AREA PROTECTION CORP.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President

[Signature Page to Notation of Rule 144A Note Guarantee]